SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

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                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 21, 1998
                                                 (January 21, 1998)


                   COAST SAVINGS FINANCIAL, INC.
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        (Exact Name of Registrant as Specified in Charter)


     Delaware                1-10264                95-4196764
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 (State or Other           (Commission            (IRS Employer
   Jurisdiction            File Number)         Identification No.)
 of Incorporation)


1000 Wilshire Boulevard
Los Angeles, California                            90017-2457
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(Address of principal executive offices)           (Zip Code)





Registrant's telephone number, including area code: (213) 362-2000
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                          Not Applicable
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  (former name or former address, if changed since last report)

Item 5.  Other Events.

      On January 21, 1998, Coast Savings Financial, Inc. ("Coast") issued a press release announcing its earnings results for the period October 1, 1997 to December 31, 1997 and the year ended December 31, 1997. The press release issued by Coast on January 21, 1998 is included as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      99.1  Press Release issued by Coast Savings Financial, Inc.
            on January 21, 1998


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                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 1998

                            COAST SAVINGS FINANCIAL, INC.
                            (Registrant)


                            By: /s/ Ray Martin
                               ----------------------
                            Name:  Ray Martin
                            Title: Chairman of the Board
                                   and Chief Executive Officer

                          EXHIBIT INDEX


99.1  Press Release issued by Coast Savings Financial, Inc.
      on January 21, 1998.